EXHIBIT 32

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                         AS ADDED BY SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Mid Penn Bancorp (the "Company") on Form 10-Q for the period ending June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alan W. Dakey, President and CEO, and I, Kevin W. Laudenslager, Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as added pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

      2. To my knowledge, the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of Mid Penn as of the dates and for the periods expressed in the Report.

                                   By    /s/ Alan W. Dakey
                                      -----------------------
                                         President and CEO

                                   Date: August 6, 2008

                                   By    /s/ Kevin W. Laudenslager
                                      -----------------------------
                                         Treasurer

                                   Date: August 6, 2008